UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  August 20, 2010

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

On August 20, 2010, Florida Power & Light Company (FPL), the Florida Attorney General’s Office, the Office of Public Counsel and all other principal intervenors in FPL’s 2009 rate case signed a stipulation and settlement regarding FPL’s retail base rates (2010 rate agreement).  Key elements of the 2010 rate agreement are as follows:

•	Subject to the provisions of the 2010 rate agreement, retail base rates will be frozen through the end of 2012.
•
Incremental cost recovery for the new combined-cycle natural gas unit at FPL’s West County Energy Center, which is expected to be placed in service by mid-2011, will be permitted up to the projected fuel savings for customers during the term of the 2010 rate agreement.

•
Storm restoration costs would be recoverable on an accelerated basis beginning 60 days from the filing of a petition but capped at an amount that produces no more than a $4 surcharge for every 1,000 kilowatt hours of usage on residential bills during the first 12 months.  Any additional costs would be eligible for recovery in subsequent years.  If storm restoration costs exceed $800 million in any given calendar year, FPL may request cost recovery above the cap.

•
FPL’s target midpoint for regulatory return on equity (ROE) will remain 10%. If the allowed ROE falls below 9%, FPL may seek retail base rate relief. If the ROE rises above 11%, the intervenors may seek a reduction in FPL’s retail base rates.

•
FPL can vary the amount of surplus depreciation taken in any one calendar year up to a maximum of $267 million  (with any unused portion of the maximum rolling over to subsequent years), provided its ROE remains within the range of 9% to 11%.  In determining the ROE for all purposes under the 2010 rate agreement, earnings will be calculated using an actual, non-weather-adjusted basis.  FPL may use up to a maximum of $776 million in surplus depreciation over the course of the 2010 rate agreement.

•	All motions for reconsideration of the Florida Public Service Commission’s (FPSC) March 2010 rate order, including FPL’s, will be withdrawn, and all parties agree to not appeal that order.

The 2010 rate agreement, a copy of which is attached as Exhibit 99 and incorporated herein by reference, is subject to, and will not become effective until, approval by the FPSC, which FPL and the other parties are requesting occur on August 31, 2010.  If approved, the 2010 rate agreement will be effective through December 31, 2012, and will resolve all matters in FPL’s pending retail rate case.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is being filed pursuant to Item 8.01 herein.

Exhibit Number	Description	NextEra Energy, Inc	FPL
99	Stipulation and Settlement	x	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

NEXTERA ENERGY, INC.
FLORIDA POWER & LIGHT COMPANY
(Registrants)

Date:  August 20, 2010

ARMANDO PIMENTEL, JR.
Armando Pimentel, Jr. Executive Vice President, Finance and Chief Financial Officer of NextEra Energy, Inc. and Florida Power & Light Company